SECOND AMENDMENT TO LOAN AND SECURITY AGREEMENT dated as of August 6, 2013 (this “Amendment”) among BOOMERANG SYSTEMS, INC., a corporation organized under the laws of the State of Delaware (“Holdings”), BOOMERANG SUB, INC., a corporation organized under the laws of the State of Delaware (“Boom Sub”), BOOMERANG USA CORP., a corporation organized under the laws of the State of Delaware (“Boom USA”), and BOOMERANG MP HOLDINGS INC, a corporation organized under the laws of the State of New Jersey (“Boom MP” and together with Holdings, Boom Sub and Boom USA, the “Borrowers”, and each a “Borrower”), each Person party hereto providing an Incremental Advance Commitment (collectively, the “Incremental Lenders” and each individually an “Incremental Lender”) and PARKING SOURCE LLC, as agent for itself and the other Lenders party to the Loan Agreement (as hereinafter defined) (in such capacity, the “Agent”).

WHEREAS, Borrowers, Lenders and Agent entered into that certain Loan and Security Agreement dated as of June 6, 2013 (as the same has been and may hereafter be amended, restated, supplemented or otherwise modified from time to time, the “Loan Agreement”; capitalized terms used herein without definition shall have the meaning set forth in the Loan Agreement); and

WHEREAS,  pursuant to Section 2.10 of the Loan Agreement, Borrowers, Agent and the Incremental Lenders agree that this Amendment constitutes an Incremental Advance Amendment and desire to enter into this Amendment for purposes of (i) making the Incremental Lenders under the Loan Agreement with respect to their Incremental Advance Commitments pursuant to the terms and subject to the conditions of the Loan Agreement, (ii) making the Incremental Advance Commitments of the Incremental Lenders set forth below their respective names on the signature pages to this Amendment Commitments under, and entitling them to all the benefits afforded by, the Loan Agreement, (iii) increasing the Maximum Advance Loan Amount by $75,000 (i.e., the sum of the Incremental Advance Commitments) to $7,850,000 and (iv) adjusting the Commitment Percentage of each Lender to be as set forth on Schedule 1 attached hereto to give effect to this Amendment, in each case effective the Effective Date (as defined below).

NOW, THEREFORE, in consideration of the foregoing recitals and the mutual promises contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

Section 1.          Amendment to Loan Agreement. Upon the Effective Date, (a) each Incremental Lender constitutes a Lender under the Loan Agreement with respect to its Incremental Advance Commitment pursuant to the terms and subject to the conditions of the Loan Agreement, (b) the Incremental Advance Commitments of the Incremental Lenders set forth below their respective names on the signature pages to this Amendment constitute Commitments under, and are entitled to all the benefits afforded by, the Loan Agreement, (c) the Commitment Amount and address for Notices of each such Incremental Lender are as set forth below such Incremental Lender’s name on the signature page hereto, (d) the Maximum Advance Amount shall be increased by $75,000 (i.e., the sum of the Incremental Advance Commitments) to $7,850,000 and (e) the Commitment Percentage of each Lender shall be as set forth on Schedule 1 attached hereto to give effect to this Amendment.

Section 2.          Condition Precedent. This Amendment shall become effective upon the date (such date, the “Effective Date”) the Agent receives this Amendment, duly executed by Borrowers and the Incremental Lenders.

Section 3.          Representations and Warranties. Each Borrower hereby represents and warrants that (a) each of the representations and warranties made by any Borrower in or pursuant to the Loan Agreement, the Other Documents and any related agreements to which it is a party, and each of the representations and warranties contained in any certificate, document or financial or other statement furnished at any time under or in connection with the Loan Agreement, the Other Documents or any related agreement are true and correct in all respects on and as of the date of this Amendment as if made on and as of the date of this Amendment (except to the extent any such representation or warranty expressly relates only to any earlier and/or specified date); and (b) no Event of Default or Default has occurred and is continuing on the date of this Amendment or would occur and be continuing after giving effect to this Amendment and the making of any Advances on the Effective Date.

Section 4.          General Provisions.

(a)          Except as herein expressly amended, the Loan Agreement, the Other Documents and any other agreements, documents, instruments and certificates executed in connection therewith, are ratified and confirmed in all respects and shall remain in full force and effect in accordance with their respective terms.

(b)          From and after the Effective Date, all references in the Loan Agreement and the Other Documents to “this Loan Agreement,” “hereof,” “herein,” or similar terms, shall mean and refer to the Loan Agreement as amended by this Amendment.

(c)          This Amendment and all matters relating hereto or arising herefrom (whether arising under contract law, tort law or otherwise) shall be governed by and construed in accordance with the laws of the State of New York applied to contracts to be performed wholly within the State of New York without regard to conflict of laws principles thereof that would result in the application of any law other than the law of the State of New York. Any judicial proceeding brought against any party hereto with respect to this Amendment may be brought in any court of competent jurisdiction in the State of New York, United States of America, and, by execution and delivery of this Amendment, each party hereto accepts for itself and in connection with its properties, generally and unconditionally, the non-exclusive jurisdiction of the aforesaid courts, and irrevocably agrees to be bound by any judgment rendered thereby in connection with this Amendment. Each party hereto hereby waives personal service of any and all process upon it and consents that all such service of process may be made by certified or registered mail (return receipt requested) directed to such party at its address set forth in the Loan Agreement, as amended by this Amendment and service so made shall be deemed completed five (5) days after the same shall have been so deposited in the mails of the United States of America. Nothing herein shall affect the right to serve process in any manner permitted by Applicable Laws or shall limit the right of Agent or any Lender to bring proceedings against any Borrower in the courts of any other jurisdiction. Each party hereto waives any objection to jurisdiction and venue of any action instituted hereunder and shall not assert any defense based on lack of jurisdiction or venue or based upon forum non conveniens. Each party hereto waives the right to remove any judicial proceeding brought against such party in any state court to any federal court.

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(d)          The captions at various places in this Amendment are intended for convenience only and do not constitute and shall not be interpreted as part of this Amendment.

(e)          This Amendment may be executed and delivered in any number of and by different parties hereto on separate counterparts, all of which, when so executed and delivered, shall be deemed an original, but all such counterparts shall constitute one and the same agreement. Any signature delivered by a party by facsimile or electronic transmission (including email transmission of a PDF image) shall be deemed to be an original signature hereto.

(f)          The parties acknowledge that each party and its counsel have reviewed this Amendment and that the normal rule of construction to the effect that any ambiguities are to be resolved against the drafting party shall not be employed in the interpretation of this Amendment.

[Signatures on Following Page]

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IN WITNESS WHEREOF, the parties hereto have caused this Second Amendment to Loan and Security Agreement to be duly executed by their respective officers thereunto duly authorized as of the day and year first above written.

AGENT:	PARKING SOURCE LLC

	By:	/s/ Harvey Hernandez
Name: Harvey Hernandez
Title: Manager

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BORROWERS:	BOOMERANG SYSTEMS, INC.

	By:	/s/ Chris Mulvihill
Chris Mulvihill
President

BOOMERANG SUB, INC.

	By:	/s/ Chris Mulvihill
Chris Mulvihill
President

BOOMERANG USA CORP.

	By:	/s/ Chris Mulvihill
Chris Mulvihill
President

BOOMERANG MP HOLDINGS INC

	By:	/s/ Chris Mulvihill
Chris Mulvihill
President

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INCREMENTAL LENDER:	W. Seymour Ind Inc.

	By:	/s/ Ward Seymour
Name: Ward Seymour
Title:

Commitment Amount: $50,000

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INCREMENTAL LENDER:	K. Deane Reade, Jr. Profit Sharing Trust

	By:	/s/ K. Deane Reade, Jr.
Name: K. Deane Reade, Jr.
Title: Trustee

Commitment Amount: $25,000

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Schedule 1

Commitment Percentages of Lenders

Lender	Commitment Percentage	Commitment
Parking Source, LLC	38.22%	$3,000,000
Burton I. Koffman	1.27%	$100,000
Milton Koffman	1.27%	$100,000
I A 545 Madison Assoc.	0.96%	$75,000
300 Plaza Drive Associates LLC	3.18%	$250,000
Deerfield Place Associates LLC	1.27%	$100,000
Steven Koffman	1.59%	$125,000
Vulcan Properties Inc.	0.64%	$50,000
The Estate of Gene Mulvihill	6.37%	$500,000
Sunset Marathon Partners LLC	3.18%	$250,000
MRP Holdings, LLC	1.27%	$100,000
James Gelly	1.27%	$100,000
David Gardner	0.32%	$25,000
Charles Fitzgerald	0.32%	$25,000
Jeffery Tauber	0.32%	$25,000
The Roger Dwight Barris Trust DTD May 13, 1996	1.27%	$100,000
Payton Mayes	0.32%	$25,000
Bancroft Investments	1.27%	$100,000

Anthony P. Miele III	0.32%	$25,000
Churchill Drive Investors	1.59%	$125,000
VN Advisors LLC	0.64%	$50,000
Eagle Hawk Partners LP	0.96%	$75,000
Pacific Asset Partners	1.27%	$100,000
James D Klein IRA	0.64%	$50,000
Devin I. Murphy	1.91%	$150,000
MRP Holdings LLC	1.27%	$100,000
Ettore Santucci	0.32%	$25,000
Michael Dana	0.64%	$50,000
Michael Berman	1.27%	$100,000
Phil Belling	0.32%	$25,000
EMJAZ Holdings, LLC	1.27%	$100,000
Duane Parcells	0.96%	$75,000
The Myers Family Trust	0.64%	$50,000
Andrew Perry	0.32%	$25,000
Alexandria Equities, LLC	2.55%	$200,000
Robert Insolia	0.32%	$25,000
John Herbert	0.64%	$50,000
Mark Chu	0.32%	$25,000
Dominic Moross	0.32%	$25,000
Mitchell Family Investments II, LLC	0.32%	$25,000
Philip Rubinfeld	0.64%	$50,000
Gregory S. Wright	0.32%	$25,000
William Goodrum	0.32%	$25,000
Endeavor Asset Management, LP	0.32%	$25,000
Albert Behler	2.55%	$200,000
2012 Exchange Place Fund A, LLC	0.16%	$12,500
2012 Exchange Place Fund B, LLC	0.16%	$12,500
Brian Bates	0.32%	$25,000
Robert J. Bauer	3.18%	$250,000
Jerry Pope	0.32%	$25,000

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John W. Gosnell	0.32%	$25,000
McLane Cover	0.32%	$25,000
Javier Barrios	0.32%	$25,000
Gilbert G. Menna	0.64%	$50,000
Louis C. Rose	0.96%	$75,000
Excel Global Fund	0.96%	$75,000
Stephen and Catherine Parker	0.32%	$25,000
James Gelly	1.27%	$100,000
Amory L. Ross	0.32%	$25,000
Harbor Watch Partners, LP	0.32%	$25,000
George Strus	0.64%	$50,000
Charles A. Gravely	0.64%	$50,000
Shelton Zuckerman	0.64%	$50,000
K. Deane Reade, Jr. Profit Sharing Trust	0.32%	$25,000
W. Seymour Ind Inc.	0.64%	$50,000
Total	100%	$7,850,000

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